BBH TRUST

BBH INTERNATIONAL EQUITY FUND
class n shares (“BBHEX”)
class i shares (“BBHLX”)

SUPPLEMENT DATED JANUARY 5, 2012 TO
THE PROSPECTUS
DATED FEBRUARY 28, 2011, AS SUPPLEMENTED JUNE 1, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective January 1, 2012, the investment advisory and administrative services fee for the Fund has been amended. Therefore, the first paragraph under the heading “Investment Advisory and Administrative Fee” on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

For investment advisory and administrative services, BBH&Co. receives a combined fee, computed daily and payable monthly, equal to 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund. This fee compensates BBH&Co. for its services and its expenses (such as salaries of its personnel). The Investment Adviser pays a subadvisory fee to each Sub-adviser out of its own assets. The Fund is not responsible for paying any portion of the subadvisory fee to either Sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.